SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          Intermediate Muni Fund, Inc.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      ---------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3)   Filing Party:

      ---------------------------------------------------

      (4)   Date Filed:

      ---------------------------------------------------

                          INTERMEDIATE MUNI FUND, INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2003

                              --------------------

To the Stockholders of Intermediate Muni Fund, Inc.:

      The Annual Meeting of Stockholders of Intermediate Muni Fund, Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on April 23, 2003 at 9:30 A.M. (Eastern Time) for the following purposes:

      1. To elect three Class I directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 14, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                         By Order of the Board of Directors

                                         Christina T. Sydor
                                         Secretary

New York, New York
March 21, 2003

--------------------------------------------------------------------------------

            IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
------------                                         ---------------

Corporate Accounts
------------------
(1)  ABC Corp. .........................     ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp. .........................     John Doe, Treasurer
(3)  ABC Corp. c/o John Doe,
       Treasurer .......................     John Doe
(4)  ABC Corp. Profit Sharing Plan .....     John Doe, Trustee

Trust Accounts
--------------
(1)  ABC Trust .........................     Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee,
       u/t/d 12/28/78 ..................     Jane B. Doe

Custodial or Estate Accounts
----------------------------
(1)  John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA ...     John B. Smith
(2)  John B. Smith .....................     John B. Smith, Executor

                          INTERMEDIATE MUNI FUND, INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2003

                              --------------------

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Intermediate Muni Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Center, New York, New York 10022, on April 23, 2003 at 9:30 a.m. (Eastern Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Fund Management, LLC ("SBFM" or the "Manager"), the Fund's investment manager; Salomon Smith Barney Inc. ("Salomon Smith Barney" or "SSB"), an affiliate of SBFM and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney is located at 388 Greenwich Street, New York, New York 10013; SBFM is located at 399 Park Avenue, New York, New York 10022; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 2002, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about March 24, 2003. The Fund will provide, without charge, additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

      The Board of Directors of the Fund has fixed the close of business on March 14, 2003 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 14,004,749.7060 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 13,687,462 shares, or 97.70% were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company, 55 Water Street, 25th Floor, New York, NY 10041. At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

      In the event that a quorum is not present, or if sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class I have terms expiring at the Meeting; the Class I Directors currently serving on the Board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2006 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. One director previously serving in Class I, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of SSB. Mr. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held on September 13, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

      The Board knows of no reason why any of the Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

      Certain information concerning the nominees is set forth below. All of the nominees for Class I currently serve as Directors of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk (*). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                   Persons Nominated for Election as Directors

                                                                                                 Number of
                                                  Term of                                       Portfolios
                                Position        Office and               Principal              Overseen By           Other
                                  Held           Length of             Occupation(s)              Nominee         Directorships
                                  with             Time                 During Past             (including           Held by
Name, Address and Age             Fund           Served**               Five Years               the Fund)          Director
---------------------           --------        ----------             -------------            -----------       -------------
CLASS I DIRECTORS

R. Jay Gerken*                 Director/           Since        Managing Director of                 227               N/A
SSB                            Chairman,           2002         SSB; President and
399 Park Avenue                President                        Director of SBFM and
New York, NY 10022             and Chief                        Travelers Investment
Age:51                         Executive                        Adviser, Inc. ("TIA"),
                               Officer                          and Citi Fund Manage-
                                                                ment Inc.

Allan J. Bloostein             Director            Since        President of Allan Bloostein          35           Taubman
27 West 67th Street                                1999         Associates, a consulting                           Centers Inc.
Apt. 5FW                                                        firm. Former Director of
New York, NY 10023                                              CVS Corporation
Age: 73

Richard E. Hanson, Jr.         Director            Since        Retired; Former Head of               28               N/A
2751 Vermont Route 140                             1999         the New Atlanta Jewish
Poultney, VT 05760                                              Community High School
Age: 61

----------
*     Mr. Gerken is an "interested person" as defined in the 1940 Act.
** Directors are elected for a term of three years or until their successors have been duly elected and qualified.

The remainder of the Board currently constitutes the Class II and Class III directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2004 and 2005, respectively.

                         Directors Continuing in Office

                                                                                             Number of
                                                 Term of                                    Portfolios
                                Position       Office and             Principal             Overseen By           Other
                                  Held          Length of           Occupation(s)             Nominee         Directorships
                                  with            Time               During Past            (including           Held by
Name, Address and Age             Fund          Served**             Five Years              the Fund)          Director
---------------------           --------       ----------           -------------           -----------       -------------
CLASS II DIRECTORS

Dr. Paul Hardin                Director            Since        Professor of Law and            36                 N/A
12083 Morehead                                     1994         Chancellor Emeritus at
Chapel Hill, NC                                                 the University of
27514-8426                                                      North Carolina
Age: 71

Roderick C. Rasmussen          Director            Since        Investment Counselor            28                 N/A
9 Cadence Court                                    1993
Morristown, NJ 07960
Age: 76

John P. Toolan                 Director            Since        Retired                         28            Trustee John
7202 Southeast                                     1993                                                       Hancock
Golf Ridge Way                                                                                                Funds
Hobe Sound, Fl 33455
Age: 72

CLASS III DIRECTORS

Lee Abraham                    Director        Since 1999       Retired; Former Chair-          28            Signet Group
13732 LeHavre Dr.                                               man and CEO of
Frenchman's Creek                                               Associated Merchan-
Palm Beach Gardens, FL                                          dising Corp., a major
33410                                                           retail merchandising
Age: 75                                                         organization. Former
                                                                Director of Galey &
                                                                Lord, Liz Claiborne, and
                                                                R.G. Barry Corporation

Jane F. Dasher                 Director        Since 1999       Controller of PBK               28                 N/A
Korsant Partners                                                Holdings Inc., a
283 Greenwich Avenue                                            family investment
3rd Fl                                                          company
Greenwich, CT 06830
Age: 53

Donald R. Foley                Director        Since 1993       Retired                         19                 N/A
3668 Freshwater Drive
Jupiter, FL 33477
Age:80

----------
** Directors are elected for a term of three years or until their successors have been duly elected and qualified.

Beneficial Ownership Report

The following table provides information concerning the dollar range of equity securities beneficially owned by each Director and nominee for election as
Director:

                                                              Aggregate Dollar Range of Equity*(1)
                                   Dollar Range Equity*(1)     Securities in All Funds Overseen by
Name of Director/Nominee           Securities in the Fund               Director/Nominee
------------------------           ----------------------     ------------------------------------
NON-INTERESTED DIRECTORS

Lee Abraham                                   A                                 B
Allan J. Bloostein                            A                                 E
Jane F. Dasher                                A                                 D
Donald R. Foley                               D                                 E
Dr. Paul Hardin                               A                                 E
Richard E. Hanson                             B                                 B
Roderick C. Rasmussen                         B                                 C
John P. Toolan                                A                                 E

INTERESTED DIRECTOR

R. Jay Gerken                                 B                                 E

----------
(*) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(1) This information has been furnished by each director as of December 31, 2002. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 ("1934 act").

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year ended December 31, 2002, all filing requirements were complied with except that timely filings were not made for Virgil Cumming on Form 3, Robert Wallace on Form 3 and Michael Day on Form 3. However, during the fiscal year ended December 31, 2002, no purchases or sales were made by any of the foregoing people and they have each subsequently filed Form 3s.

                      Committees of the Board of Directors

      The Fund has an audit committee ("Audit Committee") comprised solely of members who are independent. The Audit Committee is charged with recommending a firm of independent auditors to the Board of Directors and considering and discussing the Fund's accounting matters as set forth in the committee's charter. The Fund has an administrative and governance committee which acts as a nominating and compensation committee of the Board of Directors. The Fund also has an Investment Performance Committee responsible for reviewing the investment performance of the Fund. The directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors"). The Fund has a pricing committee composed of all directors which is charged with determining fair value prices for securities when required.

      Six meetings of the Board were held between January 1, 2002 and December 31, 2002, five of which were regular meetings. Five administrative and governance committee meetings were held. One Audit Committee meeting was also held. There was one nominating committee meeting held. No incumbent Director attended less than 75% of these meetings.

                                  COMPENSATION

      Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $15,261 were paid to such directors by the Fund Complex during the fiscal year ended on December 31, 2002. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $60,000 per annum plus a per meeting fee of $2,500, with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year ended December 31, 2002:

                               Compensation Table

                                                                                Compensation
                                                                                  from Fund
                                      Aggregate                                    and Fund                Total
                                    Compensation          Pension or                Complex              Number of
                                      from Fund           Retirement           Paid to Directors      Portfolios for
                                   for the Fiscal      Benefits Accrued        for the Calendar       Which Director
                                     Year Ended           as part of              Year Ended           Serves within
Name of Person                        12/31/02        Portfolio Expenses           12/31/02            Fund Complex
--------------                     --------------     ------------------       -----------------      --------------
Lee Abraham                            $354                    0                    $ 75,000                28
Allan J. Bloostein                      354                    0                     122,250                35
Jane F. Dasher                          454                    0                      76,600                28
Donald R. Foley*                        348                    0                      72,600                19
Richard E. Hanson, Jr.                  254                    0                      73,900                28
Paul Hardin                             354                    0                     132,300                36
R. Jay Gerken+                            0                    0                           0               227
Roderick C. Rasmussen*                  454                    0                      60,200                28
John P. Toolan*                         254                    0                      73,400                28

----------
+ Designates a director who is an "interested person" of the Fund as defined under the 1940 Act.
* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their aggregate compensation from the Fund: Donald R. Foley: $48, Roderick C. Rasmussen:
      $67 and John P. Toolan: $207, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $21,600, Roderick C.
      Rasmussen: $15,000 and John P. Toolan: $53,300.
      Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $75.

                                Current Officers

      The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                      Position(s)               Length of               Principal Occupation(s) During
Name, Address and Age               Held with Fund             Time Served                      Past Five Years
---------------------             -------------------          ------------             ------------------------------
R. Jay Gerken                   Chairman of the                   Since             (see table of directors on page 3)
Salomon Smith Barney            Board, President and              2002
399 Park Avenue                 Chief Executive
New York, NY 10022              Officer
Age: 51

Lewis E. Daidone                Senior Vice President             Since             Managing Director of Salomon
Salomon Smith Barney            and Chief Administrative          1992              Smith Barney; Senior Vice President or
125 Broad Street                Officer                                             Executive Vice President and Treasurer
New York, NY 10004                                                                  of certain investment companies
Age: 45                                                                             associated with Citigroup; Director and
                                                                                    Senior Vice President of the Manager and TIA.

Peter M. Coffey                 Vice President                    Since             Managing Director of Salomon Smith
Salomon Smith Barney                                              1992              Barney and investment officer of certain
399 Park Avenue                                                                     other investment companies associated
New York, NY 10022                                                                  with Citigroup.
Age: 58

Christina T. Sydor              Secretary                         Since             Managing Director of Salomon Smith
Salomon Smith Barney                                              1992              Barney; Secretary and General Counsel
300 First Stanford Place                                                            of SBFM and TIA.
Stamford, CT 06902
Age: 52

Richard L. Peteka               Chief Financial                   Since             Director and Head of Internal Control for
Salomon Smith Barney            Officer and Treasurer             2002              Citigroup Asset Management U.S.
125 Broad Street                                                                    Mutual Fund Administration ("CAM")
New York, NY 10004                                                                  from 1999-2002; Vice President, Head
Age: 41                                                                             of Mutual Fund Administration and
                                                                                    Treasurer at Oppenheimer Capital from
                                                                                    1996-1999

Kaprel Ozsolak                  Controller                        Since             Vice President of SSB
Salomon Smith Barney                                              2002
125 Broad Street
New York, NY 10004
Age: 36

                             Audit Committee Report

      The purposes of the Fund's Audit Committee include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.

      In connection with the audited financial statements as of and for the year ended December 31, 2002 included in the Fund's Annual Report for the year ended December 31, 2002 (the "Annual Report"), at a meeting held on February 24, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent accountants the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

                                      Respectfully submitted,


                                      Lee Abraham
                                      Jane F. Dasher
                                      John P. Toolan

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                           Disclosure of Auditor Fees

      Audit Fees. Audit fees billed by the Fund to KPMG LLP ("KPMG") in connection with the Fund's annual audit for the year ended December 31, 2002 was $15,000.

      Financial Information Systems Design and Implementation. KPMG was not engaged by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund, to provide financial information systems design or implementation services.

      All other Fees. The aggregate fees billed for non-audit services by KPMG and paid by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund was $381,850 of which $14,600 related primarily to tax compliance services and $367,250 billed to Salomon Smith Barney Holdings Inc., the parent company of SBFM primarily consisting of procedure reports and the issuance of comfort and consent letters.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at its 2004 Annual Meeting of Stockholders of the Fund must be received by December 25, 2003 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2004 Annual Meeting of Stockholders will be held in April of 2004. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the Annual Meeting of Stockholders for 2004 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by March 10, 2004, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                       By Order of the Board of Directors,


                                       Christina T. Sydor
                                       Secretary

March 21, 2003

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 FORM OF PROXY

                          INTERMEDIATE MUNI FUND, INC.
                                125 Broad Street
                            New York, New York 10004

This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints R. JAY GERKEN, CHRISTINA T. SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Intermediate Muni Fund, Inc. held of record by the undersigned on March 14, 2003 at a Meeting of Stockholders to be held on April 23, 2003 or any adjournment thereof.


[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]

[ X ]   Please mark
        votes as in
        this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director.

1.      ELECTION OF DIRECTORS

Class I Nominees:  (01) R. Jay Gerken, (02) Allan J. Bloostein
                   (03) Richard E. Hanson, Jr.

            FOR                          WITHHELD

        [         ]                     [         ]

        [         ]

        For all nominees except as noted above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

        [          ]

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________